UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2012

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Cash Bonus Plan

On March 16, 2012, the Board of Directors of the Company approved the 2012 Bonus Plan to determine the amounts of cash bonus awards for fiscal year 2012 that may be paid to the principal executive officer, principal financial officer, and other named executive officers disclosed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 15, 2011.  The cash bonus amounts payable for 2012 are based upon the Company’s achievement of established EBITDA targets (earnings before interest, taxes, depreciation and amortization, as adjusted for certain items).  Actual bonus award amounts are based upon a weighting of 80% for actual performance achieved against the EBITDA targets and 20% for actual performance achieved against individual performance objectives.  The Compensation Committee set the 2012 aggregate annual cash bonus amounts as follows, assuming performance at 100% of targets:

Terry McDaniel	$197,700
Steve Weinberger	$101,340
Steve Sklar	$56,600
Richard Suchenski	$100,500

Performance will be measured at year-end against the EBITDA target.  Performance at or below the threshold of 85% of targeted EBITDA will result in no cash bonus payout.  Performance above the threshold results in the following payouts:

•                 The EBITDA-based portion of the bonuses will be payable on a linear scale between 85% of the targeted EBITDA and 100%.  At 85% of the targeted EBITDA the bonus will be 0%.  The bonus will be calculated using the formula “[percent of achievement of EBITDA minus 85%] divided by 15.”  Based on this formula, if the Company achieves 90% of the EBITDA target, then 33.3% of the EBITDA-based portion of the bonus is earned; if the Company achieves 95% of the EBITDA target, then 66.7% of the EBITDA-based portion of the bonus is earned;

•                 Performance above 100% of targeted EBITDA for the year will result in a percentage payout equal to the actual percentage of target achieved, up to a 125% (130% for the executive management group) payout of the EBITDA-based portion of the cash bonus;

•                 The individual performance portion of the bonuses will be payable only if at least 85% of the EBITDA target is achieved for the year.  The percentage of individual performance bonus will be proportional to the percent of EBITDA target achieved up to, but not exceeding 100% (e.g., if the Company achieves 90% of the EBITDA target, 90% of the individual performance portion of the bonuses will be payable).

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1          2012 Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date:	March 21, 2012
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer